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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            April 10, 2002
                                                     --------------------------



                      Atalanta/Sosnoff Capital Corporation
................................................................................
             (Exact name of registrant as specified in its charter)


           Delaware                        1-9137                13-3339071

(State or other jurisdiction of           (Commission          (IRS Employer
        Incorporation)                   File Number)        Identification No.)



          101 Park Avenue, New York, New York 10178                   10178
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          (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (212) 867-5000
                                                    ---------------------------

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         (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.   Changes in Registrant's Certifying Accountant.

     On March 22, 2002 the Board of Directors of the Company, upon recommendation of the Audit Committee, appointed the firm of Rothstein, Kass & Company, P.C. independent auditors for the Company for 2002, subject to ratification by the stockholders. Arthur Andersen LLP had served as independent auditors of the Company since 1989. The Audit Committee determined not to recommend the reappointment of this firm based upon the Committee's concern about this firm's exposure to civil and criminal liabilities. Arthur Andersen LLP's reports on the Company's financial statements during this period, including the Company's two most recent fiscal years ended December 31, 2000 and 2001, respectively, and the interim period subsequent to December 31, 2001 ended March 31, 2002 (collectively, the "Period") have not contained any adverse opinion or disclaimer of opinion or any qualification or modification of any kind nor during the Period have there been any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The engagement of Rothstein, Kass & Company, P.C. is expected to commence as of the beginning of the Company's 2002 fiscal year.


     Registrant has solicited and received from Arthur Andersen LLP, its former accountants a statement from them agreeing with the statements made by Registrant in response to Item 304(a) of Regulation S-K which is annexed as
Exhibit 3 hereto and hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(C)              Exhibits
         3.      Letter of Arthur Andersen LLP dated April 10, 2002


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Atalanta/Sosnoff Capital Corporation
                                         ------------------------------------
                                                     (Registrant)


Date:         April 10, 2002                        /s/ Kevin Kelly
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                                                     (Signature)
                                         Kevin S. Kelly, Senior Vice President,
                                         Finance and Chief Financial Officer




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